SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: December 29, 2006

GOLD STANDARD, INC.
(Exact Name of Registrant as Specified in its Charter)
Utah	0-50863	87-0302579
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China
(Address of principal executive offices)

86-451-82695010
Registrant’s Telephone Number

136 South Main Street, Suite 712, Salt Lake City, Utah        84101

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Election of Director

On December 29, 2006 Gold Standard acquired all of the outstanding capital stock of Chang-On International Limited (“Chang-On”).  Chang-On was recently incorporated in Hong Kong.  Chang-On is a holding company that owns 61% of the registered capital of Harbin Hongbo Environment Protection Material, Inc. (“Hongbo”), a corporation organized under the laws of The People’s Republic of China.  Hongbo is engaged in the business of manufacturing construction materials from waste products.  All of Hongbo’s business is currently in China.

In connection with the closing of the acquisition (the “Share Exchange”) on December 29, 2006, the following took place:

•

Gold Standard issued to the shareholders of Chang-On 60,000,000 shares of common stock.

•

The Board of Directors of Gold Standard elected the management of Hongbo, specifically Li Guomin, Su Yu and Zhou Qingwei, to serve as members of the Board.

•

The prior members of the Board of Directors of Gold Standard resigned.

•

The shareholders of Chang-On paid $45,000 to George Raney to satisfy Gold Standard’s obligation to Mr. Raney for introducing it to Chang-On.

In addition, simultaneous with the Share Exchange, the shareholders of Chang-On entered into an Indemnity Agreement with Scott Smith, the prior President of Gold Standard, Gold Standard itself, and Leonard Burningham, who was counsel for Gold Standard in connection with the Share Exchange.  Pursuant to the Indemnity Agreement, the Chang-On shareholders deposited $500,000 into escrow with Mr. Burningham, which he is directed to use to satisfy all liabilities of Chang-On that existed at the time of the Share Exchange.  In addition, Mr. Smith agreed to be personally liable for any liabilities not satisfied by the escrowed funds.  In exchange for that undertaking and in consideration of Mr. Smith’s surrender of warrants he held to purchase Gold Standard shares, the Indemnity Agreement provides that any amount of the escrowed funds remaining after Gold Standard’s liabilities have been discharged will be paid to Mr. Smith.  At October 31, 2006 the recorded liabilities of Gold Standard totalled $267,432.

New Management

Upon completion of the Share Exchange, the newly constituted Board of Directors elected Li Guomin to serve as the sole officer of Gold Standard.  Therefore, as of this filing, the  executive officers and directors of Gold Standard are:

Name	Age	Position with the Company	Director Since
Li Guomin	46	Chairman, Chief Executive Officer,	2006
		Chief Financial Officer
Su Yu	30	Director	2006
Zhou Qingwei	46	Director	2006

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Li Guomin.  From 2004 to the present, Mr. Li has been Chairman of Harbin Hongbo Environment Protection Material Ltd., a company that manufactures building materials from waste products.  From 2001 to 2004, Mr. Li was Vice Manager of Neimengu Changan Joint Stock Company, a wood processing company.  Mr. Li was awarded an undergraduate degree in wood studies from the Northeast Forest University; and in 1986 he was awarded a degree in Business Administration from the Harbin Broadcasting University.

Su Yu.  From 2004 to the present, Mr. Su has been Manager of Harbin Hongbo Environment Protection Material Ltd.  From 2002 to 2004 Mr. Su was the Chief Executive Officer of Harbin Success Engineering Material Ltd.  From 2000 to 2002 Mr. Su was a Superintendent with managerial responsibilities at the Harbin Zhongtian Environment Protect Technology and Innovation Institute.

Zhou Qingwei.  In 2006 Mr. Zhou assumed the role of Director of Changon International Limited, which is the holding company for Harbin Hongbo Environment Protection Material Ltd.  From 2000 to 2005, Mr. Zhou was Vice Manager of Neimengu Changan Joint Stock Company, a wood processing company.  Mr. Zhou holds an undergraduate degree from the Harbin Science and Technology Employee University.

Principal Shareholders

Upon completion of the Share Exchange, there were 61,307,366 shares of Gold Standard common stock issued and outstanding.  No other equity securities issued by Gold Standard are outstanding.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•

each shareholder known by us to own beneficially more than 5% of our common stock (on a fully-diluted basis);

•

Li Guomin, our Chief Executive Officer

•

each of our directors; and

•

all directors and executive officers as a group.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares,  subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class
Li Guomin	17,400,000	28.4%
Zhou Qingwei	36,600,000	59.7%
Su Yu	0	--
All officers and directors (3 persons)	54,000,000	88.1%
Su Ning	6,000,000	9.8%

_______________________________

(1)    Except as otherwise noted, the address of each shareholder is 514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China.

(2)    Except as otherwise noted, all shares are owned of record and beneficially.

INFORMATION REGARDING THE ACQUIRED COMPANIES

Business

Chang-On International Limited

Chang-On was organized under the laws of the Hong Kong Special Administrative Region in September 2006.  It never initiated any business activity.  In October 2006 Chang-On acquired 61% of the registered capital stock of Hongbo in exchange for equity in Chang-On.  The remaining 39% of the registered capital of Hongbo is owned by Li Guomin (29%) and Su Yu (10%), who are members of Gold Standard’s Board of Directors.

Harbin Hongbo Environment Protection Material, Inc.

Hongbo was organized late in 2004, when Su Yu contributed to it a patent for technology that enables construction materials to be developed from waste products.  Hongbo has subsequently added eleven patents, some for products and some for production techniques.  Its progress toward a significant place in the construction materials industry has been recognized by both the Chinese government, which awarded Su Yu the “Gold Medal for Industrial Innovation Contribution,” and by the industry itself, as demonstrated by the Gold Medal awarded to Hongbo at the Hong Kong International New Technology and Product Exposition.

Hongbo’s business is the development and production of products utilizing SF synthetic material.  SF material is a composite of waste plastic and coal ash.  We currently obtain the waste plastic from six recycling facilities in Harbin and we obtain the coal ash from the Harbin Power Station.  Hongbo removes these two burdens from the environment and transforms them into a highly variable construction material.  In the process, we produce no pollution, and incur insignificant expenses relating to compliance with environmental regulations.

At the present, our product line consists of wallboard, used in building construction.  We are also equipped to manufacture well covers using SF materials.  The modesty of our product line is solely a function of our lack of capital resources, however.  We currently have the know-how to transform SF material into plates, tubes or section bars.  With the necessary funding, we would equip our production facility to produce products that would replace medium density fibreboard, steel molding board, a wide range of PVC products, and plasticized steel bars.  We can produce both acid-proof pipe and alkali-proof pipe with SF material – even corrosion resistant junction boxes.  SF products can also be substituted, in whole or in part, for bricks, sand and cement in many construction applications.  Our SF products, therefore, not only transform harmful pollutants into safe and usable products, but can replace traditional products, such as PVC-based pipes, the production of which is itself a source of pollution.

The benefits of our products for the environment of China are obvious.  Statistics available for the year 2000 indicate that 20 millions tons of waste plastics and 200 million tons of coal ash were deposited on China in that year.  The rapid expansion of the Chinese economy since 2000 has only increased the problem.  The government of China, like governments worldwide, has focused attention and resources on developing solutions to these twin problems of “white pollution” and “black pollution.”  Our SF technology makes a contribution to both efforts.

Our plan is to market our products on the basis of their environmental benefits as well as price.  Because the raw materials we use are waste products, we expect to be able to price our products at levels significantly below those of standard construction products.  In addition, we plan to develop an association between our brand and quality production, to sustain us when direct competition in environmentally-beneficial products emerges.  Toward that end we are now involved in the process of being certified as ISO 9001 compliant.

The accumulation of patents by Hongbo should also provide us a significant competitive advantage in the future.  Currently we hold twelve patents in China, including patents for:

➢

Solidified SF board;

➢

Temperature controlling board;

➢

SF material well cover and base;

➢

a building material and its manufacturing method;

➢

a pressing and injection method for use on SF material; and

➢

a method of calculation while manufacturing combined materials.

To drive our technological advantage, we have implemented a program of providing advanced education for our employees, to enable them to maintain the technological lead we have developed in this field.  To date, we have financed advanced technological education for several of our employees in Chinese universities.  Our plan is that, when we have sufficient working capital, we will send employees abroad to obtain usable knowledge from the worldwide community.

Personnel

Hongbo currently employs 52 individuals, all of whom are employed full-time.  The staff includes five dedicated to administration, three sales managers, two dedicated to research and development, and two production managers.  The remainder of our employees are factory personnel.  We supplement our research and development staff through cooperative efforts with a number of China’s colleges and universities.

Property

Hongbo’s production facility is located in leased premises at 8 Ha Ping Fu Road, in the Dongli District of Harbin.  Our lease calls for annual rental payments of approximately $17,500, plus charges for water, electricity, gas and communications lines.

Management’s Discussion and Analysis

Results of Operations

Hongbo was organized in November 2004.  Until September 2006 it was entirely engaged in developing its technology and the factory where its products will be produced.  In September 2006 it completed its first sale, realizing $33,696 in revenue from the sale of SF wallboard.

The operations of Hongbo were initiated when Su Yu, one of our founders, contributed a patent for the technology used to form a composite from waste plastic and coal ash.  Su Yu had incurred $241,639 in expenses in developing the patented technology.  However, because Su Yu lacked auditable evidence of the expenses, we wrote down the value of the patent to zero at the end of fiscal year 2004.  That patent, nonetheless, provided the basis for the development activities that we pursued in 2005 and the first nine months of 2006.

Our factory has now been developed to the point where we are capable of producing 1,430 tons of SF materials per year.  Full production, therefore, would yield annual revenues of approximately $900,000, based on our present quoted price of $625 per ton.  At the present time, however, we have no backlog of orders.  We are actively engaged in negotiations with a number of large construction companies located near our plant in Harbin, China.  But we do not anticipate that full utilization of our facility will occur until May 2007.  Until then, we will be focused on completing the build-out of our factory and organizing our marketing program.

When full production does commence, we anticipate that a number of factors will help us to achieve profitability:

➢

The cost of our raw materials, relative to the resale price of our product, is modest.  We currently pay $50 to $62 per ton to have waste plastic separated from other trash for us, and we obtain coal ask free-of-charge.  We pay less than $3 per ton to have the waste products transported to our plant.  So the efficiency of our plant operations will the primary factor in determining our gross profit.

➢

Because of our low cost of production, our SF materials will be sold at prices substantially below the prices of the products they replace.  For example, our quoted price for SF material is now less than 50% of the prevailing price of PVC.  This disparity should give us flexibility to increase prices without significantly hindering sales, if our initial operations prove unprofitable.

➢

Our operations are looked on with favour by the Chinese government, which has become very conscious of the need to improve the environmental condition of China.  One result of the government’s support for us has been a five year exemption from income tax.

Until we achieve full production, we will not know with certainty whether our operations will be profitable.  In addition, in order to achieve a significant level of revenue and income, it will be necessary for us to expand our facilities and our product lines, and expansion could introduce problems that might hinder our efforts to achieve profitability.  Nevertheless, our expectation at this time is that by the summer of 2007 we will have achieved a level of operations that will enable us to report profits.  To fulfil our expectation, however, it will be necessary that we obtain working capital in the near future.

Liquidity and Capital Resources

Our operations to date have been funded primarily by contributions and loans from our shareholders.  As a result, at September 30, 2006, we owed $299,977 to present and past shareholders of Hongbo, primarily to Li Guomin, our Chairman.  The loans are all demand loans, which will be paid when cash flow from our operations is sufficient that repayment will not interfere with the Company’s business.

In addition to the funds provided by our shareholders, the Heilongjiang Province People’s Government provided us a grant of $100,000 to develop our factory.  As of September 30, 2006, we had used $51,450 from those funds.  The remaining $48,550 is recorded on our books as a liability, because we are required to repay it to the People’s Government if we do not use it as intended.

At September 30, 2006 our balance sheet showed a working capital deficit of $349,558.  If the debt to Li Guomin and the unused portion of the People’s Government grant are eliminated from the calculation, the deficit is reduced to $31,651.  In order to achieve full production, however, it is necessary that we obtain funds for working capital.  We are currently pursuing funding opportunities.  But at the present time, we have received no commitment from any source.

Our business plan contemplates that by the end of 2007 we will have expanded our factory from its current production capacity of 1,430 tons of SF material to a full production capacity of 5,000 tons.  We also plan to increase our staff from the current level of 52 employees to 200 employees.  In addition, our business plan calls for investment in new product development and the organization of a marketing program.  To fully achieve our goals, we anticipate a need for $6 million in additional capital.

Off-Balance Sheet Arrangements

Neither Chang-On nor Hongbo has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Because we have a very limited history of operations, unexpected factors may hamper our efforts to implement our business plan.

We have only recently recorded our first sale.  To date, our marketing efforts have produced only a limited number of orders.  For this reason, we have no experience with high volume production nor a meaningful sample of customer reactions to our products.  Problems with production or marketing may occur that we have not anticipated, which would interfere with our business, and prevent us from achieving profitability.

Competition from well-capitalized enterprises could prevent us from achieving a significant market position.

The construction materials industry in China includes a number of large, well-capitalized companies.  Any one or more of these could be attracted by any success we achieve, and develop similar products.  If a well-capitalized company directed its financial strength toward competition with us, it could achieve economies of scale that might permit it to market its products at lower prices than ours.  If this occurred before we had established a significant market awareness of our brand, we might be unable to compete effectively, and would be unable to achieve profitability.

A recession in China could significantly hinder our growth.

The success of our efforts to compete in the market for construction materials in China will depend on continuation of recent improvements in the Chinese economy.  For the past several years, the Chinese economy has grown at a relatively rapid rate, and the construction industry has been very active.  If the economy were to contract and capital become less available, the demand for our products would be diminished.  Many financial commentators expect a recession to occur in China in the near future.  The occurrence of a recession could significantly hinder our efforts to implement our business plan.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled engineers, technicians, manufacturing specialists, and marketing personnel.  In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  In a specialized scientific field, such as ours, the demand for qualified individuals is even greater.  If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to organic farming and production may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Hongbo generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of Gold Standard, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

Gold Standard is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of Gold Standard will have no effective means of exercising control over the operations of Gold Standard.

Executive Compensation

Information regarding the compensation paid to the executive officers of Gold Standard  during the past three fiscal years is set forth in Item 10 of Gold Standard’s Annual Report on Form 10-KSB for the year ended October 31, 2006, which was filed with the Securities and Exchange Commission on December 28, 2006.  None of the individuals who served as officers of Gold Standard during the past three fiscal years remains an officer or director of Gold Standard.

The table below itemizes the compensation paid to Li Guomin by Hongbo for services during the current and past two years.  There was no officer of Hongbo whose salary and bonus for services rendered during the year ended December 31, 2006 exceeded $100,000.

	Year	Salary
Li Guomin	2006	$3,000
	2005	3,000
	2004	3,000

Neither Gold Standard nor Chang-On nor Hongbo has committed to pay any specific salary to Mr. Li for services in 2007, nor have they committed to compensate any of the members of Gold Standard’s Board of Directors for services in that capacity.

Related Party Transactions

Other than the funding of the Indemnity Agreement described above, neither Li Giomin, Su Yu or Zhou Qingwei has engaged in any transaction with Gold Standard, Chang-On or Hongbo during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Description of Securities

Gold Standard is authorized to issue 100,000,000 shares of Common Stock, $.001 par value per share, of which 61,307,366 shares are outstanding.

Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.  The Common Stock currently outstanding is validly issued, fully paid and non-assessable.

Market Price and Dividends on Gold Standard Common Equity and Other Shareholder Matters

Information regarding the market price of Gold Standard common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Gold Standard’s Annual Report on Form 10-KSB for the year ended October 31, 2006, which was filed with the Securities and Exchange Commission on December 28, 2006.

Legal Proceedings

Neither Gold Standard nor Chang-On nor Hongbo is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Sections 902 and 907 of the Utah Revised Business Corporation Act authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation who is made a party to a proceeding because he is or was a director, officer, employee or agent of the corporation if his conduct was in good faith, he reasonably believed his conduct to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful, and except that a corporation may not indemnify a person in connection with a proceeding in which the person is adjudged liable to the corporation or in connection with a proceeding in which the person is adjudged liable on the basis that he derived an improper personal benefit.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, employees or agents of Gold Standard pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by Gold Standard of expenses incurred or paid by a director, officer, employee or agent of Gold Standard in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, Gold Standard will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Page

Audited financial statements of Chang-On International Limited for the period from inception (September 8, 2006) through

    September 30, 2006

F-1

Protection Material Limited for the years ended December 31,

    2005 and 2004 and unaudited financial statements of Harbin

    Hongbo Environment Protection Material Limited for the nine month periods ended September 30, 2006 and 2005 and the

    period from inception (November 26, 2004) through September

    30, 2006

F-8

Exhibits

10-a

Share Exchange Agreement dated December 18, 2006 between Gold Standard, Inc. Incorporated and the shareholders of Chang-On International Limited – filed as an exhibit to the Current Report on Form 8-K filed on December 19, 2006 and incorporated herein by reference.

10-b

Indemnity Agreement dated December 29, 2006 among Gold Standard, Inc., the shareholders of Chang-On International Limited, Scott L. Smith and Leonard Burningham.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2007

GOLD STANDARD, INC.

By: /s/ Li Guomin_______________

     Li Guomin, Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholder of

Chang-On International Limited

(A development stage company)

We have audited the accompanying balance sheet of Chang-On International Limited (a development stage company) as of September 30, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from September 8, 2006 (Inception) to September 30, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chang-On International Limited (a development stage company) as of September 30, 2006 and the results of operations and cash flows for the period from September 8, 2006 (Inception) to September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

Kempisty & Company,

Certified Public Accountants, P.C.

New York, New York

December 1, 2006

CHANG-ON INTERNATIONAL LIMITED
(A Development Stage Company)
BALANCE SHEET
SEPTEMBER 30, 2006

LIABILITIES AND SHAREHOLDERS' EQUITY

Shareholders' Equity
Common stock (10,000 shares authorized, par value HK$1.00, I share subscribed)	$228,215
Subscription receivable	(228,215)
Shareholders' equity	-
Total Liabilities and Shareholders' Equity	$-

See Notes to Financial Statements

CHANG-ON INTERNATIONAL LIMITED
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the Period September 8, 2006 (Inception) to September 30, 2006

Net sales	$-
Cost of sales	-
Gross profit	-

Expenses	-

Income(loss) before income tax and comprehensive income	-

Income tax	-

Income(loss) before comprehensive income	-

Comprehensive income	-

Net income(loss)	$-

See Notes to Financial Statements

CHANG-ON INTERNATIONAL LIMITED
(A Development Stage Company)
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY(DEFICIT)
For the Period September 8, 2006 (Inception) to September 30, 2006

	Common Stock
	HK$1.00 par value
	Shares	Amount	Total

Balance September 8, 2006 (Inception)	$-	$-	$-

Sale of common stock for stock subscription	1	228,215	228,215

Subscription receivable	(1)	(228,215)	(228,215)

Balance September 30, 2006	$-	$-	$-

See Notes to Financial Statements

CHANG-ON INTERNATIONAL LIMITED
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period September 8, 2006 (Inception) to September 30, 2006

Operating Activities:
Net loss	$-
Adjustments to reconcile net loss to net cash used by operations
Changes in operating assets and liabilities:
Net cash used by operating activities	-

Investing Activities
Net cash used by investing activities	-

Financing Activities
Net cash provided by financing activities	-

Effect of exchange rate changes on cash	-

Increase in cash	-
Cash at beginning of period	-
Cash at end of period	$-

Supplemental Cash Flow Information:
Non-cash financing activities:
Sale of stock for subscription receivable	$228,215

See Notes to Financial Statements

CHANG-ON INTERNATIONAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

1.

ORGANIZATION AND BUSINESS BACKGROUND

Chang-On International Limited (“Company”) was incorporated as a Hong Kong limited liability company on September 8, 2006. The Company was formed to facilitate a merger between a U.S. public company and a Peoples Republic of China business entity.

The Company is considered to be a development stage company, and has no operations at September 30, 2006.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

● Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S. dollars.

● Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

● Revenue recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

● Income Tax

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because there is no income from operation, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

● Foreign currencies translation

The functional currency of the Company is the Hong Kong Dollar (“HKD”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company.  The balance sheet is translated into United States dollars based on the rates of exchange at the balance sheet date.  The statement of operations is translated using a weighted average rate for the period.  Translation adjustments are reflected as accumulated comprehensive income in shareholders’ equity.

CHANG-ON INTERNATIONAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

3.

COMMON STOCK

Upon formation of the Company, one share of common stock was subscribed to for a subscription price of $228,215. The subscription was paid on October 8, 2006.

4.

 SUBSEQUENT EVENT

On October 8, 2006, the majority shareholder of Harbin Hongbo Environment Protection Limited (“Hongbo”) agreed to transfer his 61% of the shares of Hongbo to the Company. Harbin Hongbo Environment Protection Limited accordingly became a subsidiary of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders of

Harbin Hongbo Environment Protection Material Limited

(A development stage company)

We have audited the accompanying balance sheet of Harbin Hongbo Environment Protection Material Limited (a development stage company) as of December 31, 2005  and the related statements of operations, owners’ equity and cash flows for the year ended December 31, 2005 and the period November 26, 2004 (Inception) to December 31, 2004. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Hongbo Environment Protection Material Limited (a development stage company) as of December 31, 2005 and the results of operations and cash flows for year ended December 31, 2005 and the period November 26, 2004 (Inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has generated limited revenue and has incurred accumulated losses of $289,161 from operations since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kempisty & Company,

Certified Public Accountants, P.C.

New York, New York

December 1, 2006

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED
(A Development Stage Company)
BALANCE SHEETS

	September 30,	December 31,
	2006	2005
	(Unaudited)
ASSETS
Current Assets
Cash (Note 4)	$97,051	$103,944
Inventories	7,042	-
Total Current Assets	104,093	103,944

Property, plant and equipment, net (Note 5)	682,602	149,466

Due from Shareholders	2,530	24,659

Total Assets	$789,225	$278,069

LIABILITIES AND OWNERS' EQUITY
Current Liabilities
Trade accounts payable	$72,070	$-
Deferred revenue	2,581	-
Accrued expenses	30,473	24,014
Government subsidy (Note 6)	48,550	99,130
Due to shareholders (Note 7)	299,977	29,863
Total Current Liabilities	453,651	153,007

Owners' Equity
Registered Capital,
$391,301 was fully paid on December 31, 2005;
$616,245 was fully paid on September 30, 2006	616,245	391,301
Deficit	(289,161)	(269,571)
Accumulated comprehensive income	8,490	3,332
Owners' equity	335,574	125,062
Total Liabilities and Owners' Equity	$789,225	$278,069

See Notes to Financial Statements

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED
(A Development Stage Company)
STATEMENTS OF OPERATIONS

					For the Period
	Nine Months Ended		For the Year Ended		November 26, 2004
	September 30,		December 31,		(inception) to
	2006	2005	2005	2004	September 30, 2006
	(Unaudited)	(Unaudited)			(Unaudited)

Net sales	$33,696	$-	$-	$-	$33,696
Cost of sales	22,005	-	-	-	22,005
Gross profit	11,691	-	-	-	11,691
Expenses
Salaries	8,788	-	6,697	-	15,485
Transportation	439	-	-	-	439
Office equipment	1,979	755	932	372	3,283
Water, electricity and gas	148	-	-	-	148
Other expenses	1,605	499	1,083	4,928	7,616
Advertisement	189	-	-	-	189
Rent expense	1,923	1,674	1,879	-	3,802
Depreciation	16,210	8,990	12,041	-	28,251
Intangibles writedown	-	-	-	241,639	241,639
Total Expenses	31,281	11,918	22,632	246,939	300,852

Loss before provision for income tax and comprehensive income	(19,590)	(11,918)	(22,632)	(246,939)	(289,161)
Income tax provision	-	-	-	-	-

Net (loss) before comprehensive income	(19,590)	(11,918)	(22,632)	(246,939)	(289,161)

Foreign exchange gain (loss)	5,158	3,087	3,341	(9)	8,490

Comprehensive (loss)	$(14,432)	$(8,831)	$(19,291)	$(246,948)	$(280,671)

See Notes to Financial Statements

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED
(A Development Stage Company)
STATEMENTS OF CHANGES IN OWNERS' EQUITY (DEFICIT)
For the period November 26, 2004 (inception) to September 30, 2006

			Accumulated
	Registered		Comprehensive
	Capital	Deficit	Income (loss)	Total

Balance November 26, 2004	$-	$-	$-	$-
Capital contribution	391,301	-	-	391,301
Loss from operations	-	(246,939)	-	(246,939)
Comprehensive loss	-	-	(9)	(9)
Balance December 31, 2004	391,301	(246,939)	(9)	144,353
Loss from operations	-	(22,632)	-	(22,632)
Comprehensive income	-	-	3,341	3,341
Balance December 31, 2005	391,301	(269,571)	3,332	125,062
Capital contribution	249,938	-		249,938
Distribution	(24,994)	-		(24,994)
Loss from operations	-	(19,590)	-	(19,590)
Comprehensive income	-	-	5,158	5,158
Balance September 30, 2006	$616,245	$(289,161)	$8,490	$335,574

See Notes to Financial Statements

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
					For the Period
					November 26, 2004
					(inception) to
	2006	2005	2005	2004	September 30, 2006
	(Unaudited)	(Unaudited)			(Unaudited)
Operating Activities:
Net loss	$(14,432)	$(8,831)	$(19,291)	$(246,948)	$(280,671)
Adjustments to reconcile net loss to net cash
used by operations
Depreciation	16,210	8,990	12,041	-	28,251
Impairment loss on intangible assets	-	-	-	241,639	241,639
Changes in operating assets and liabilities:
(Increase)/decrease in inventory	(7,042)	-	-	-	(7,042)
(Increase)/decrease in other current assets	-	(200)	-	-	-
Increase/(decrease) in accounts payable	72,070	-	-	-	72,070
Increase/(decrease) in deferred revenue	2,581	-	-	-	2,581
Increase/(decrease) in accrued expenses	6,459	19,104	15,412	8,603	30,474
Decrease in government subsidy	(50,580)	-	-	-	(50,580)
Net cash used by operating activities	25,266	19,063	8,162	3,294	36,722

Investing Activities
Purchase of fixed assets	(549,346)	(21,945)	(26,381)	(9,638)	(585,365)
Loan to shareholders	-	(548)	(615)	(24,044)	(24,659)
Repay of loan to shareholders	22,129	-	-	-	22,129
Net cash (used) by investing activities	(527,217)	(22,493)	(26,996)	(33,682)	(587,895)

Financing Activities
Distribution	(24,994)	-	-	-	(24,994)
Capital contribution	249,938	-	-	24,165	274,103
Proceeds from shareholder loans	270,114	9,133	21,164	8,699	299,977
Net cash provided by financing activities	495,058	9,133	120,294	32,864	648,216

Effect of exchange rate changes on cash	-	(2)	-	8	8

Increase(decrease) in cash	(6,893)	5,701	101,460	2,484	97,051
Cash at beginning of period	103,944	2,484	2,484	-	-
Cash at end of period	$97,051	$8,185	$103,944	$2,484	$97,051

Supplemental Cash Flow Information:
Interest received (paid) during the year	$253	$-	$1	$-	$254
Non-cash financing activities:
Contribution of patent for equity	$-	$-	$-	$241,639	$241,639
Contribution of fixed assets for equity	$-	$-	$-	$125,497	$125,497

See Notes to Financial Statements

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

(Amounts and Disclosures at and for the Nine Months

Ended September 30, 2006 are Unaudited)

Note 1- ORGANIZATION AND BUSINESS BACKGROUND

Harbin Hongbo Environment Protection Material Limited (“Company”) was incorporated as a company with a limited liability in People’s Republic of China on November 26, 2004. The Company is located in Harbin, Heilongjiang and principally engaged in the business of waste recycling and reutilization.

The Company is considered to be a development stage company, as it has not generated substantial revenues from operations

Note 2- GOING CONCERN

As of September 30, 2006, the Company had incurred accumulated losses of $289,161 from operations since its inception and has limited operations. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance owners’ investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

Note 3- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

● Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S. dollars.

● Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

● Revenue recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

● Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the average cost method. Costs include direct material, direct labor and applicable manufacturing overhead.

● Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method. Additions and improvement that substantially extend the useful life of the properties, plan and equipment are capitalized. Property, plant and equipment are depreciated to their estimated residual values over their estimated useful lives, and reviewed for impairment in accordance with Statement of Financial Accounting Standard No.144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

(Amounts and Disclosures at and for the Nine Months

Ended September 30, 2006 are Unaudited)

● Intangible Assets

The Company periodically analyzes its intangible assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with US GAAP.

● Related Parties

The caption "Due from shareholders" represents loans receivable that are unsecured, non-interest bearing and have no fixed terms of repayment, and therefore are not considered current assets.

The caption "Due to shareholders" represents loans payable that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Refer to Note 6.

● Income Tax

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because there is no income from operations, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

● Foreign currencies translation

The functional currency of the Company is the Reminbi (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company.  The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date.  The statement of operations is translated using a weighted average rate for the period.  Translation adjustments are reflected as accumulated comprehensive income in shareholders’ equity.

● Recently Issued Accounting Standards

Recently issued accounting standards did not have an impact on the Company’s results of operations, financial position or cash flows.

Note 4- CASH

Cash consists of the following:	September 30,	December 31,
	2006	2005

Cash on hand	$8,444	$14,614
Cash in bank	88,607	89,331
	$97,051	$103,944

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

(Amounts and Disclosures at and for the Nine Months

Ended September 30, 2006 are Unaudited)

Note 5- PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment consist of the following:
	September 30,	December 31,
	2006	2005

Machinery and Equipment	$629,918	$128,696
Office Equipment	793	-
Vehicle	5,946	-
Construction in Progress	80,594	32,996
	717,251	161,692
Less: Accumulated Depreciation	(34,650)	(12,226)
	$682,602	$149,466

Note 6- GOVERNMENT SUBSIDY

During 2005, the Company received approximately $100,000 in a government subsidy from the Finance Department of Heilongjiang Province to be used for research and development activities. This subsidy reduces the cost of the Company’s research and development activities. Any unused portion of the subsidy has to be returned to the province. At September 30, 2006 the Company had not used $48,550 of the subsidy.

Note 7- DUE TO SHAREHOLDERS

Due to Shareholders consists of the following:
	September 30,	December 31,
	2006	2005
Su, Zhensheng	$6,113	$3,965
Li, Yukun	14,208	13,915
Li, Guomin	269,357	6,196
Chang An Inc	10,299	5,787
	$299,977	$29,863

Su, Zensheng, Li, Yukun and Chang An Inc were shareholders from July 2004 to Jun 2006. Li Guomin has been a shareholder since November 2006.

HARBIN HONGBO ENVIRONMENT PROTECTION MATERIAL LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

(Amounts and Disclosures at and for the Nine Months

Ended September 30, 2006 are Unaudited)

Note 8- REGISTERED CAPITAL

In accordance with the Company’s Articles of Association, the registered capital as of November 26, 2004 (date of incorporation) was $386,637.  The registered capital was funded on November 24, 2004 (prior to incorporation) in order to obtain the government’s approval for the incorporation.  The registered capital was funded by the contribution of a patent valued at $241,639, equipment at historical cost of $120, 824 and cash of $28,829. For reporting purposes the patent was subsequently written down to zero value because there was no cost associated with this contributed asset.

In 2006 the Company increased its registered capital due to a shareholder cash contribution of $249,938.

Note 9- SUBSEQUENT EVENT

On October 8, 2006, the majority shareholder of the Company contributed 61% of the equity ownership in the Company to Chang-On International Limited (a Hong Kong company). The Company accordingly became a subsidiary of Chang-On International Limited.